ROBERTSON STEPHENS MUTUAL FUNDS
The Global Value Fund
Second-Quarter Report
June 30, 1997


GLOBAL VALUE

The Global Value Fund SECOND-QUARTER REPORT

FUND PHILOSOPHY

The Global Value Fund seeks to achieve long-term capital growth by investing primarily in equity securities of mid- and large-cap companies worldwide using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  10
Statement of Operations  11
Statement of Changes in Net Assets  12
Financial Highlights - Class A Shares  13
Notes to Financial Statements  14
Administration  20

FIRST REPORT TO SHAREHOLDERS

FIRST REPORT
The Fund opened for investment on April 1, 1997, when the partners and employees of Robertson, Stephens & Company invested more than $3 million alongside public shareholders.

FOCUS
We believe our value fund is unique because of its focus on rate-of-return analysis, from both a company and an investor perspective.

INVESTMENT PROCESS
We want to share with you, in this first shareholder letter, our seven-point "mission statement" to help describe our investment process.

PORTFOLIO
We are building our fund with a global perspective. The Fund is geographically diversified, with investments in Europe, Africa, Asia, and North America.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER

Andrew P. Pilara, Jr.
Portfolio Manager
The Robertson Stephens Global Value Fund

DEAR SHAREHOLDER:


This is out first letter to our shareholders, and we therefore want to welcome our new investors. The Fund opened for investment on April 1, 1997, when the partners and employees of Robertson, Stephens & Company invested more than $3 million alongside public shareholders. The Global Value Fund is the newest and smallest fund in the Robertson Stephens family of mutual funds.

The Global Value Fund was up 6.90% since inception on April 1, 1997. For the same period, the Morgan Stanley Capital International (MSCI) World Index was up 15.49%.


FOCUS
The Global Value Fund is a larger-cap fund investing in companies with a common stock capitalization of one billion dollars or more. We believe our value fund is unique because of its focus on rate-of-return analysis, from both a company and an investor perspective. We do not use price-to-book-value ratios, price-earnings multiples, or price-earnings multiples to earnings-growth rates as investment criteria. We



"AS LONG-TERM INVESTORS, WE CONCENTRATE ON THE COMPANY'S STRATEGIC
DIRECTION...."

focus on the company's sustainable cash flow return on capital and its cost of capital. As long-term investors, we concentrate on the company's strategic direction, looking at how management allocates capital, asking ourselves, IS THIS A GOOD BUSINESS? To help define a good business, we look at cash flows and the investment required to generate those cash flows. We have studied the cash flow disciplines of Stern Stewart & Company (EVA) and Holt Value Associates (CFROI). We feel that looking at stocks as businesses gives us a very different perspective from most investors.


INVESTMENT PROCESS
We want to share with you, in this first shareholder letter, our seven-point "mission statement" to help describe our investment process. We believe a good process is a prerequisite to good results. The following are the tenets of our investment process:

- Perform fundamental research focusing on business analysis;

- Observe how management allocates capital;

- Strive to understand the unit economics of the business;

- Key on the cash flow rate of return on capital employed;

- Discern the sources and uses of cash;

- Consider how management is compensated; and

- Ask how the stock market is pricing the entire company.

At quarter-end, the Fund was 63.1% invested. We know this is troubling to some investors and advisors who want their mutual funds to be fully invested immediately. We ask for your patience as we build the invested position. We spend a lot of time on the discovery process (looking for bargains). We also want to stay disciplined on purchase price. Purchase price is an especially critical variable for value investors, as it helps define risk parameters. We never want to go into an investment counting on making a good sale. We want the purchase price to be so good that even with a mediocre sale we will hit our return objective.

PORTFOLIO


PORTFOLIO
We are building our fund with a global perspective. The Fund is geographically diversified, with investments in Europe, Africa, Asia, and North America. One of our North American investments is MORGAN STANLEY, DEAN WITTER, DISCOVER and CO. (5.25% of the Fund at quarter-end). MORGAN STANLEY, DEAN WITTER is a good example of a company that has consistently earned returns above its cost of capital and was available at our price. We have long been fans of Phil Purcell, chairman and chief executive officer, and his excellent capital deployment strategies.

TELECOM ITALIA (4.06%) was another company available at a very attractive cash flow valuation (four times adjusted market value to EBITDA). The company has transformed its culture and undertaken a major organizational restructuring over recent years. Call volumes continue to grow at rates above other European telecommunication companies. In 1996, domestic call volumes were up 6% and international minutes were up almost 13%.


[PHOTO]

INVESTMENT MANAGEMENT

G. Randy Hecht
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com

FLETCHER CHALLENGE CANADA LIMITED (5.14%) is a Canadian pulp and paper company focusing on serving markets around the Pacific Rim. Management is adamant about earning returns that exceed its cost of capital. They have said that capital expenditures in pulp must have a two-year payback and expenditures in newsprint must have a three-year payback. With an excellent balance sheet (cash currently exceeding debt), the company is in a position to make a substantial acquisition or undertake a significant share repurchase.


In future letters we will more specifically discuss our methodology, disciplines, and new investments. We want to deliver quarterly letters that give you the necessary information to increase your understanding of the Fund's strategy and methodology. We ask ourselves, IF OUR ROLES WERE REVERSED, WHAT WOULD WE WANT TO HEAR?

In closing, a quote from Warren Buffett: "I cannot promise results to partners, but I can and do promise this: Our investments will be chosen on the basis of value, not popularity. Our patterns of operation will attempt to reduce permanent capital loss (not short term quotational loss) to a minimum."

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.


Sincerely,

/s/ Andrew P. Pilara Jr

ANDREW P. PILARA, JR.
Portfolio Manager
August 11, 1997


TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.


"WE WANT TO DELIVER... THE NECESSARY INFORMATION TO INCREASE YOUR UNDERSTANDING OF THE FUND'S STRATEGY AND METHODOLOGY."

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Global Value Fund and the MSCI World Index(1)
IF INVESTED ON APRIL 1, 1997(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                        GLOBAL VALUE          MSCI WORLD
FOR THE PERIOD ENDED 6/30/97                                                    FUND            INDEX(1)
---------------------------------------------------------------------------------------------------------

Since inception (4/1/97)(2)                                                    6.90%              15.49%
---------------------------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region. You cannot invest in an index itself.

(2) Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]


Other/Other Liabilities, Net 1.0%
Cash 40.7%
Utilities 6.1%
Financial 20.0%
Energy/Energy Services 9.4%

Aluminum 8.9%
Telecommunications 7.7%
Forest/Timber 6.2%

TOP TEN HOLDINGS

1.
EDISON INTERNATIONAL, INC. (6.07%)
Parent company of Southern California Edison. Also involved in power production and projects through subsidiaries.

2.
ENI (6.06%)
Operates in three industries: oil and natural gas, petrochemicals, and oilfield service contracting and engineering.

3.
MORGAN STANLEY, DEAN WITTER, DISCOVER AND CO. (5.25%)
Offers consumer credit (the Discover Card) as well as financial services through its Dean Witter Reynolds and Morgan Stanley brokerage and investment operations.

4.
FLETCHER CHALLENGE CANADA LIMITED (5.14%)
Manages and harvests timber resources, and produces kraft pulp, newsprint, lightweight coated paper, lumber, and plywood.

5.
VEDIOR NV-CVA (4.84%)
Provides human resource services.

6.
ALUMAX, INC. (4.63%)
Produces and markets primary aluminum ingot, billet, and slab, and is a major fabricator of value-added aluminum products for the construction, transportation, packaging, and consumer durables industries.

7.
ALCAN ALUMINUM, LTD. (4.23%)
Mines bauxite and is involved in aluminum refining, manufacturing, marketing, and recycling.

8.
TELECOM ITALIA S.P.A. (4.06%)
Provides fixed telephone service throughout Italy. Also develops specialized data networks and promotes subscriber use of various systems.

9.
BARCLAYS PLC (3.63%)
The U.K.'s largest bank, offers consumer and business banking, credit cards, mortgage lending, factoring, and leasing services.

10.
TRANSAMERICA CORPORATION (2.85%)
Offers financial products and services (primarily life insurance). Also leases intermodal transportation, including a variety of specialty containers (tank and refrigerator).

SCHEDULE OF INVESTMENTS



JUNE 30, 1997 (UNAUDITED)                                            FOREIGN CURRENCY(2)          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 8.9%
Alcan Aluminum, Ltd.(1)                                                                           20,000       $     693,750
Alumax, Inc.(1)                                                                                   20,000             758,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,452,500
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 4.8%
Vedior NV-CVA                                                                  DKR                30,000             793,780
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     793,780
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 6.0%
ENI(1)                                                                         ITL                75,000             424,556
ENI, ADR(1,3)                                                                                     10,000             568,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     993,306
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 3.4%
BG PLC(1)                                                                      GDP               100,000             366,014
Santa Fe International Corporation(1)                                                              5,400             183,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     549,614
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.6%
Bank Handlowy W Warszawie                                                      PLZ                14,600             181,040
Bank of New York Company, Inc.(1)                                                                 10,000             435,000
Barclays PLC(1)                                                                GDP                30,000             594,939
Morgan Stanley, Dean Witter, Discover and Co.(1)                                                  20,000             861,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,072,229
-----------------------------------------------------------------------------------------------------------------------------
FOREST/TIMBER - 6.2%
Domtar, Inc.(1)                                                                CAD                20,000             177,581
Fletcher Challenge Canada Ltd., Class A(1)                                     CAD                50,000             842,605
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,020,186
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 7.4%
American Financial Group, Inc.(1)                                                                  8,000             341,000
Skandia Forsakrings AB(1)                                                      SEK                11,000             405,230
Transamerica Corporation(1)                                                                        5,000             467,813
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,214,043
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.7%
Hellenic Tellecommunication Organization S.A., GDR(4)                                             20,000             231,000
Stet Societa' Finanziaria Telefonica S.P.A., ADR(1),(3)                                            6,200             361,926
Telecom Italia S.p.A.(1)                                                       ITL               222,600             666,372
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,259,298
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 6.1%
Edison International, Inc.                                                                        40,000             995,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     995,000
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


8



JUNE 30, 1997 (UNAUDITED)                                            FOREIGN CURRENCY(2)          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 63.1% (COST $9,778,790)                                                                    $  10,349,956
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 4.627%, 7/3/97, $5,000,000
     par value                                                                                                     4,998,733
Repurchase Agreement
     State Street Bank and Trust Company, 5.50%, dated 6/30/97, due, 7/1/97, maturity value $1,684,257 (collateralized by
     $1,710,000 par value U.S. Treasury Note, 6.375%, due 4/30/99)                                                 1,684,000
-----------------------------------------------------------------------------------------------------------------------------
Total Cash and Cash Equivalents - 40.7%                                                                            6,682,733


-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.8%)                                                                                    (629,356)

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  16,403,333
-----------------------------------------------------------------------------------------------------------------------------


(1) Income-producing security.
(2) Foreign-denominated security: CAD - Canadian Dollar; DKR - Dutch Guilder; GDP - British Pound; ITL - Italian Lire; PLZ - Polish Zloty; SEK - Swedish Kronor.
(3) ADR - American Depository Receipt.
(4) GDR - Global Depository Receipt.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997 (UNAUDITED)                                                                         SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost $9,778,790)                                                                        $  10,349,956
Cash and cash equivalents                                                                                          6,682,733
Receivable for investments sold                                                                                      708,872
Receivable for fund shares subscribed                                                                                171,516
Organization cost                                                                                                     43,677
Dividends/interest receivable                                                                                         15,112
Receivable from adviser                                                                                                6,074
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      17,977,940


-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                  1,469,790
Accrued expenses                                                                                                      80,662
Payable for fund shares redeemed                                                                                      21,042
Payable to distributor                                                                                                 3,113
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  1,574,607


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  16,403,333
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   15,515,597
Accumulated undistributed net investment income                                                                       78,141
Accumulated net realized gain from investments                                                                       241,299
Net unrealized appreciation on investments                                                                           568,296
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                               $  16,403,333


-----------------------------------------------------------------------------------------------------------------------------

PRICING OF SHARES:

Net Asset Value, offering, and redemption price per share - Class A Shares                                     $       10.69
(Net assets of  $16,403,333 applicable to 1,534,065 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS



FOR THE PERIOD ENDED JUNE 30, 1997(1) (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       $      26,595
Dividends (net of foreign tax withheld of $3,999)                                                                    105,735
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                              132,330


-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              27,789
Custodian fees                                                                                                        17,800
Transfer agent fees                                                                                                   14,685
Professional fees                                                                                                     14,685
Shareholder reports                                                                                                   11,570
Organization expense                                                                                                  10,518
Administrative services fees                                                                                           6,947
Distribution fees - Class A Shares                                                                                     6,947
Registration and filing fees                                                                                           6,230
Trustees' fees and expenses                                                                                            5,429
Insurance                                                                                                                125
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                       122,725
Less: Expense waiver and reimbursement by adviser                                                                    (68,536)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   54,189


-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                 78,141
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                   241,299
Net change in unrealized appreciation on investments                                                                 568,296
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                   809,595



-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $     887,736
-----------------------------------------------------------------------------------------------------------------------------



(1)The Fund commenced operations on April 1, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS




                                                                                                                      FOR THE
                                                                                                                 PERIOD ENDED
                                                                                                 JUNE 30, 1997(1) (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                          $       78,141
Net realized gain from investments                                                                                    241,299
Net change in unrealized appreciation on investments                                                                  568,296
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  887,736


-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                                      -
Net investment income - Class C Shares                                                                                      -
Realized gain on investments - Class A Shares                                                                               -
Realized gain on investments - Class C Shares                                                                               -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                                         -


-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                                               15,515,597
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                                                   15,515,597
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                                       16,403,333
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                         -
End of period                                                                                                   $  16,403,333
-----------------------------------------------------------------------------------------------------------------------------




(1) The Fund commenced operations on April 1, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES




                                                                                                                     FOR THE
FOR A SHARE OUTSTANDING                                                                                         PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                            JUNE 30, 1997(1)(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                            $       10.00
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    0.06
Net realized gain and unrealized appreciation on investments                                                             0.63
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     0.69


-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                    -
Distributions from realized gain on investments                                                                             -
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                  $       10.69
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                             6.90%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                                $      16,403
Ratio of Expenses to Average Net Assets                                                                                  1.95% (2)
Ratio of Net Investment Income to Average Net Assets                                                                     2.80% (2)
Portfolio Turnover Rate                                                                                                    57%
Average Commission Rate Paid(3)                                                                                 $      0.0264
-----------------------------------------------------------------------------------------------------------------------------



(1) Class A shares were first issued on April 1, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser, total return would have been 6.5%, the ratio of expenses to average net assets would have been 4.42%, and the ratio of net investment income to average net assets would have been 0.33%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

    Ratios, except for total return and portfolio turnover rate, have been annualized.

    Per-share data with the respect to Class A Shares for the period has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Global Value Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 1, 1997. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately. The Trustees have authorized the issuance of two classes of shares of beneficial interest, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase. As of June 30, 1997, Class C had no shareholders.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At June 30, 1997, 100.0% of the Fund's portfolio was valued in this manner.
Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At June 30, 1997, none of the Fund's portfolio was valued using these guidelines and procedures.

b.  REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.  FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d.  SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e.  FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f.  INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g.  DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h.  CLASS ALLOCATIONS:

Income, common expenses, and realized gains and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate daily net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

i.  CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and unrealized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2   CAPITAL SHARES:

a.  TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. As of June 30, 1997, Class C had no shareholders. Transactions in capital shares for Class A for the period from April 1, 1997 (Commencement of Operations), through June 30, 1997, were as follows:


CLASS A


4/1/97 - 6/30/97                                    SHARES             AMOUNT
-----------------------------------------------------------------------------
Shares sold                                      1,627,785      $  16,487,623

Shares reinvested                                        -                  -
-----------------------------------------------------------------------------
                                                 1,627,785      $  16,487,623


-----------------------------------------------------------------------------
Shares redeemed                                    (93,720)          (972,026)
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Net increase                                     1,534,065      $  15,515,597
-----------------------------------------------------------------------------


NOTE 3   TRANSACTIONS WITH AFFILIATES:

a.  ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the period from April 1, 1997 (Commencement of Operations) to June 30, 1997, the Fund incurred investment advisory fees and administrative fees of $27,789 and $6,947, respectively. RSIM voluntarily agreed to waive any annual operating expenses, excluding class-specific expenses, of the Fund's Class A shares and Class C shares exceeding an annual expense ratio of 1.95%. For the period from April 1, 1997 (Commencement of Operations) through June 30, 1997, the Adviser agreed to waive fees of $68,536 for Class A shares.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the period from April 1, 1997 (Commencement of Operations) to June 30, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $5,429 for the period from April 1, 1997 (Commencement of Operations) through June 30, 1997.

c.  DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75% respectively, based on the average daily net assets attributable to each class of shares, although the Class C plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares of the Fund. For the period from April 1, 1997 (Commencement of Operations) through June 30, 1997, for Class A, the Fund incurred distribution fees of $6,947.

d.  SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 1, 1997 (Commencement of Operations) through June 30, 1997, for the Class C, the Fund incurred no shareholder servicing fees.

e.  BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from April 1, 1997 (Commencement of Operations) to June 30, 1997, the Fund paid brokerage commissions of $630 to RS & Co., which represented 3.0% of total commissions paid during this period.

NOTE 4   INVESTMENTS:

a.  TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments for federal tax purposes was $9,778,790. Accumulated net unrealized appreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $571,166, consisting of gross unrealized appreciation and depreciation of $659,599 and $88,433, respectively.

b.  INVESTMENT PURCHASES AND SALES:

For the period from April 1, 1997 (Commencement of Operations) to June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $11,853,530 and $2,241,456, respectively.

c.  FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5   MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as soon as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
    President, Chief Executive Officer

Leonard B. Auerbach, Trustee
    President and Chairman of Auerbachn Associates, Inc.

John W. Glynn, Jr., Trustee
    Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
    Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
    Managing Director and Director of Research, Robertson, Stephens & Co.

Terry R. Otton
    Chief Financial Officer

Dana K. Welch
    Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA
Independent Accountants
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA


This report is submitted for the information of shareholders of The Robertson Stephens Global Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE GLOBAL VALUE FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.




Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGERS TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-   Knowledgeable mutual fund representatives.

-   Automated access to daily net asset values.

-   Portfolio Manager Hotline, 24 hours a day.

l-800-766-3863


ROBERTSON STEPHENS MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

[LOGO]

ROBERTSON STEPHENS ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-   Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Robertson Stephens Global Value Fund's computer quotation symbol is RSGAX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.